Exhibit 99.2(t)(1)

THE INDIA FUND, INC.

(a Maryland corporation)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors of THE INDIA FUND, INC. (the “Fund”), a Maryland corporation, hereby constitutes and appoints Katherine Corey, Megan Kennedy and Lucia Sitar each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, registering securities of the Fund for issuance by the Fund from time to time in connection with the Fund’s desire to raise additional capital, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 2nd day of February 2024.

/s/ Alan Goodson	/s/ Jeswald W. Salacuse
Alan Goodson, Director	Jeswald W. Salacuse, Director

/s/ Nisha Kumar	/s/ Luis F. Rubio
Nisha Kumar, Director	Luis F. Rubio, Director

/s/ Nancy Yao
Nancy Yao, Director

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-2 REGISTRATION STATEMENT OF THE INDIA FUND, INC. AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION. THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 2nd day of February 2024.

/s/ Alan Goodson	/s/ Jeswald W. Salacuse
Alan Goodson, Director	Jeswald W. Salacuse, Director

/s/ Nisha Kumar	/s/ Luis F. Rubio
Nisha Kumar, Director	Luis F. Rubio, Director

/s/ Nancy Yao
Nancy Yao, Director

ACKNOWLEDGMENT

We, the undersigned, Katherine Corey, Megan Kennedy and Lucia Sitar, have read the attached power of attorney and are the persons identified as the agents for the directors of THE INDIA FUND, INC. (the “Fund”), a Maryland corporation, and the Fund (the “Grantors”). We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date: February 2, 2024

/s/ Katherine Corey
Katherine Corey

/s/ Megan Kennedy
Megan Kennedy

/s/ Lucia Sitar
Lucia Sitar

THE INDIA FUND, INC.

(a Maryland corporation)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as officers of THE INDIA FUND, INC. (the “Fund”), a Maryland corporation, hereby constitutes and appoints Katherine Corey, Megan Kennedy and Lucia Sitar each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, registering securities of the Fund for issuance by the Fund from time to time in connection with the Fund’s desire to raise additional capital, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 2nd day of February 2024.

/s/ Alan Goodson	/s/ Sharon Ferrari
Alan Goodson	Sharon Ferrari

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-2 REGISTRATION STATEMENT OF THE INDIA FUND, INC. AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION. THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 2nd day of February 2024.

/s/ Alan Goodson	/s/ Sharon Ferrari
Alan Goodson	Sharon Ferrari

ACKNOWLEDGMENT

We, the undersigned, Alan Goodson, Megan Kennedy and Lucia Sitar, have read the attached power of attorney and are the persons identified as the agents for the officers of THE INDIA FUND, INC. (the “Fund”), a Maryland corporation, and the Fund (the “Grantors”). We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date: February 2, 2024

/s/ Katherine Corey
Katherine Corey

/s/ Megan Kennedy
Megan Kennedy

/s/ Lucia Sitar
Lucia Sitar